SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                  25-Sep-02

Asset Backed Funding Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF July 1, 2002, PROVIDING FOR THE ISSUANCE OF
ABFC ASSET BACKED CERTIFICATES,
SERIES 2002-NC1)

Asset Backed Funding Corporation
(Exact name of registrant as specified in its charter)

Delaware                                            333-32857-13
(State or Other                                     (Commission
Jurisdiction of                                     File Number)
Incorporation)

75-2533468
(I.R.S. Employer
Identification
Number)

100 North Tryon St
Charlotte, NC                                                        28255
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number: (704) 386-2400

Item 5.  Other Events

             On     25-Sep-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Sep-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:          NONE

D.              Item 2: Changes in Securities:      NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                                    25-Sep-02

ASSET BACKED FUNDING CORPORATION
ABFC Asset-Backed Certificates, Series 2002-NC1


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                               09/25/02



Class                 Cusip
A-1                 04542BAW2
A-2                 04542BAX0
A-IO                04542BAY8
M-1                 04542BAZ5
M-2                 04542BBA9
M-3                 04542BBB7
M-4                 04542BBC5
B                   04542BBD3
CE                     N/A
P                      N/A
R                      N/A

                    Beginning
                   Certificate
Class                 Bal(1)
A-1                288,052,583.74
A-2                 95,762,742.58
A-IO                48,272,000.00
M-1                 32,584,000.00
M-2                 28,963,000.00
M-3                 19,308,000.00
M-4                  8,448,000.00
B                    3,620,000.00
CE                   3,621,032.64
P                            0.00
R                            0.00
Total              480,359,358.96

Class                  Prin
A-1                  2,409,784.91
A-2                    427,829.54
A-IO                         0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
B                            0.00
CE                           0.00
P                            0.00
R                            0.00
Total                2,837,614.45

Class                  Int
A-1                    523,375.54
A-2                    176,469.45
A-IO                   261,473.33
M-1                     69,865.53
M-2                     76,317.51
M-3                     63,346.33
M-4                     29,898.88
B                       21,116.67
CE                   3,616,340.19
P                       57,957.84
R                            0.00
Total                4,896,161.27

Class                 Losses
A-1                          0.00
A-2                          0.00
A-IO                         0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
B                            0.00
CE                           0.00
P                            0.00
R                            0.00
Total                        0.00

                      Ending
                   Certificate
Class                  Bal
A-1                285,642,798.83
A-2                 95,334,913.04
A-IO                48,272,000.00
M-1                 32,584,000.00
M-2                 28,963,000.00
M-3                 19,308,000.00
M-4                  8,448,000.00
B                    3,620,000.00
CE                   3,621,032.64
P                            0.00
R                            0.00
Total              477,521,744.51

AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                      8.301588
A-2                      4.461577
A-IO                     0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
B-1                      0.000000
CE                       0.000000
P                        0.000000
R                        0.000000


Class                  Int
A-1                      1.803002
A-2                      1.840294
A-IO                     5.416667
M-1                      2.144167
M-2                      2.635000
M-3                      3.280833
M-4                      3.539167
B-1                      5.833334
CE                     568.525568
P                        0.000000
R                        0.000000


Class                 Total
A-1                      10.10459
A-2                       6.30187
A-IO                      5.41667
M-1                       2.14417
M-2                       2.63500
M-3                       3.28083
M-4                       3.53917
B-1                       5.83333
CE                      568.52557
P                         0.00000
R                         0.00000

                      Ending
                   Certificate
Class                  Bal
A-1                    984.025075
A-2                    994.190475
A-IO                  1000.000000
M-1                   1000.000000
M-2                   1000.000000
M-3                      0.000000
M-4                      0.000000
B-1                      0.000000
CE                       0.000000
P                        0.000000
R                        0.000000

Class                 Losses
A-1                      0.000000
A-2                      0.000000
A-IO                     0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
B-1                      0.000000
CE                       0.000000
P                        0.000000
R                        0.000000



                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.11000%
A-2                       2.14000%
A-IO                      6.50000%
M-1                       2.49000%
M-2                       3.06000%
M-3                       0.00000%
M-4                       0.00000%
B-1                       0.00000%
CE                        0.00000%
P                         0.00000%
R                         0.00000%




Section 4.06 (iii.)(xviii)
Overcollateralization Amount                        3,621,032.64
Overcollateralization Release Amount                0.00
Overcollateralization Deficiency                    0.00
Overcollateralization Target amount                 3,621,032.64
Monthly Excess Interest Amount                      2,058,649.64
Monthly Excess Cashflow Amount                      2,058,649.64

Section 4.06 (vi)
BALANCES AS OF:                   9/25/02
Stated Principal Balance of Mortgage Loans                    477,521,744.51



Section 4.06 (vii.)               Group 1           Group 2
Weighted Avg Term to Maturity     350.72            354.07
Weighted Average Mortgage Rate    8.81370%          8.44840%



Section 4.06 (v)
P&I ADVANCES
Aggregate Advances for the Collection Period        334,164.17
Cumulative Unreimbursed Advances                    0.00
Servicing Advances                                  0.00
Cumulative Nonrecoverable Advances                  0.00
* P&I Advances made on Mortgage Loans Delinquent as of the Determ Date


Section 4.06 (viii.)
DELINQUENCY INFORMATION           Unpaid Principal  Stated Principal
                Number            Balance           Balance
30-59 days del  58                7,779,546.50      7,767,942.22
60-89 days del  1                 79,920.00         79,742.45
90 + del        0                 0.00              0.00
Foreclosures    27                3,146,071.44      3,139,522.14
Bankruptcies    4                 446,249.68        445,899.87


Section 4.06 (ix.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                Unpaid Principal  Stated Principal
Loan Number     Balance           Balance
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00

                Unpaid Principal  Stated Principal
Loan Number     Balance           Balance
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00

Section 4.06 (x.)
REO INFORMATION
Number of REO Loans                                 0.00
Stated Principal Balance of REO Properties          0.00
Total Book Value of REO Properties:                 0.00

Section 4.06 (xix.)
Stepdown Date Occurrence                            NO
Trigger Event Occurrence                            NO
Realized Loss as a Percentage of the Original Pool Balance                0

Section 4.06 (xvi.),(iv.)

Trustee Fee                       4,003.05
Servicing Fee                     200,149.35
Credit Risk Manager Fee           7,005.24


Section 4.02(xviii.) Prepayment Penalties

Loan #          Penalty           Loan #            Penalty
609945          3,584.50          570666            5,578.01
588524          3,514.58          609278            4,711.21
588424          1,967.21          610141            6,377.00
579028          3,876.65          603219            7,726.04
610290          2,312.43          611212            5,023.07
610315          7,315.18          614098            4,576.72
595378          2,666.84          592027            5,614.05
589802          2,241.64          585595            4,929.77

Loan #          Penalty
614581          5,688.18
615128          9,024.80
592568          15,127.50
598985          5,148.82
613179          8,861.33
572374          12,234.80
604885          11,369.06
0               0.00
Total           139,469.40

Section 4.06 (xx.)(xii)(i)(xi)
Available Funds Group 1           Group 2           Total
Sched Prin      237,314.23        78,780.52         316,094.75
Curtailments    69,113.86         6,192.15          75,306.01
Liq Proc        0.00              0.00              0.00
Payoffs         2,103,356.82      342,856.87        2,446,213.69
Prepmnt Pen     47,662.25         10,295.59         57,957.84
Net Interest    2,498,429.94      793,091.23        3,291,521.17
Total Funds     4,955,877.10      1,231,216.36      6,187,093.46

Current Loss                      0.00
Aggregate Realized Losses         0.00

Section 4.06 (xxii.)
Liquidation Report

Loan #          Ending Balance    Loss Amt
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00
0.00            0.00              0.00


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                Asset Backed Funding Corporation


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                     9/25/02